                                                                    EXHIBIT 99.5

INDEPENDENT AUDITORS' REPORT

The Board of Directors
Capstar Hotel Company:

    We have audited the accompanying balance sheet of the Embassy Suites Philadelphia (the Hotel) as of December 31, 1996 and the related statements of operations, owners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Hotel's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Embassy Suites Philadelphia as of December 31, 1996 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                             KPMG Peat Marwick LLP

Washington D.C.
July 18, 1997

EMBASSY SUITES PHILADELPHIA
BALANCE SHEETS
JUNE 30, 1997 (UNAUDITED) AND DECEMBER 31, 1996

                                                                      JUNE 30,    DECEMBER
                                                                        1997         31,
Assets                                                               (UNAUDITED)    1996
                                                                     ----------  -----------
Property and equipment:
  Land.............................................................  $4,500,000   4,500,000
  Building.........................................................  26,245,588  28,827,175
  Furniture, fixtures and equipment................................   2,045,498   3,020,315
  Construction in process..........................................     238,863     144,734
                                                                     ----------  -----------
                                                                     33,029,949  36,492,224
  Less accumulated depreciation....................................    (197,000) (3,928,199)
                                                                     ----------  -----------
Property and equipment, net........................................  32,832,949  32,564,025
Cash and cash equivalents..........................................     862,186      26,351
Accounts receivable, net...........................................     504,712     322,308
Due from affiliate.................................................      --         192,922
Inventory..........................................................      --          87,438
Prepaid expenses and other assets..................................     550,617      91,923
                                                                     ----------  -----------
                                                                     $34,750,464 33,284,967
                                                                     ----------  -----------
                                                                     ----------  -----------

Liabilities and Owners' Equity
Accounts payable and accrued expenses..............................  $  829,146   1,504,958
Advances from affiliate (note 3)...................................     559,288  24,939,117
Note payable to third party (note 4)...............................   23,000,00      --
                                                                     ----------  -----------
Total liabilities..................................................  24,388,434  26,444,075
Owners' equity.....................................................  10,362,030   6,840,892
                                                                     ----------  -----------
Total liabilities and owners' equity...............................  $34,750,464 33,284,967
                                                                     ----------  -----------
                                                                     ----------  -----------

See accompanying notes to financial statements.

EMBASSY SUITES PHILADELPHIA
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED) AND
THE YEAR ENDED DECEMBER 31, 1996

                                                                                        SIX MONTHS
                                                                                           ENDED       YEAR ENDED
                                                                                       JUNE 30, 1997  DECEMBER 31,
                                                                                        (UNAUDITED)       1996
                                                                                       -------------  ------------
Revenue:
  Rooms..............................................................................   $ 4,953,275     9,634,531
  Other operating departments........................................................       822,808     1,467,755
                                                                                       -------------  ------------
Total revenue........................................................................     5,776,083    11,102,286
                                                                                       -------------  ------------
Operating costs and expenses:
  Rooms..............................................................................     1,401,079     2,416,043
  Other operating departments........................................................       384,655     1,021,408
Undistributed expenses:
  Administrative and general.........................................................       663,744     1,388,861
  Sales and marketing................................................................       230,487       622,431
  Management and franchise fees......................................................       308,570       593,580
  Property operating costs...........................................................       819,698     1,646,788
  Property taxes, insurance and other................................................       246,455       489,742
  Depreciation and amortization......................................................       580,559     1,130,157
  Interest expense (note 3)..........................................................     1,177,588     2,605,637
                                                                                       -------------  ------------
Total expenses.......................................................................     5,812,835    11,914,647
                                                                                       -------------  ------------
Net loss.............................................................................   $   (36,752)     (812,361)
                                                                                       -------------  ------------
                                                                                       -------------  ------------

See accompanying notes to financial statements.

EMBASSY SUITES PHILADELPHIA
STATEMENTS OF OWNERS' EQUITY
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 1996

Balance at January 1, 1996.....................................................  $7,606,554
  Contributions................................................................      46,699
  Net loss.....................................................................    (812,361)
                                                                                 ----------
Balance at December 31, 1996...................................................   6,840,892
  Contributions (unaudited)....................................................   2,801,259
  Cost basis adjustment due to change in ownership (unaudited).................     756,631
  Net loss (unaudited).........................................................     (36,752)
                                                                                 ----------
Balance at June 30, 1997 (unaudited)...........................................  $10,362,030
                                                                                 ----------
                                                                                 ----------

See accompanying notes to financial statements.

EMBASSY SUITES PHILADELPHIA
STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 1996

                                                                                      SIX MONTHS
                                                                                        ENDED        YEAR ENDED
                                                                                    JUNE 30, 1997   DECEMBER 31,
                                                                                     (UNAUDITED)        1996
                                                                                    --------------  ------------
Cash Flows from operating activities:
  Net loss........................................................................   $    (36,752)     (812,361)
  Adjustments to reconcile net loss to net cash provided by operating activities:
    Depreciation and amortization.................................................        580,559     1,130,157
    Decrease (increase) in accounts receivable....................................       (182,404)       96,794
    Decrease (increase) in due from affiliate.....................................        192,922      (192,922)
    Increase in prepaid expenses and other assets.................................       (458,694)      (38,711)
    Decrease (increase) in inventory..............................................         87,438        (5,624)
    Increase (decrease) in accounts payable and accrued expenses..................       (116,524)      678,395
                                                                                    --------------  ------------
  Total adjustments...............................................................        103,297     1,668,089
                                                                                    --------------  ------------
Net cash provided by operating activities.........................................         66,545       855,728
                                                                                    --------------  ------------
Cash flows from investing activities--additions to property and equipment.........        (92,852)     (895,718)
                                                                                    --------------  ------------
Cash flows from financing activities
  Cash contributed by owner.......................................................      2,801,259        46,699
  Advances (repayments on advances) from affiliate, net...........................    (24,939,117)       19,642
  Proceeds from note payable to affiliate.........................................     23,000,000        --
                                                                                    --------------  ------------
Net cash provided by financing activities.........................................        862,142        66,341
                                                                                    --------------  ------------
Net increase in cash and cash equivalents.........................................        835,835        26,351
Cash and cash equivalents at the beginning of the period..........................         26,351        --
                                                                                    --------------  ------------
Cash and cash equivalents at the end of the period................................   $    862,186        26,351
                                                                                    --------------  ------------
                                                                                    --------------  ------------
Supplemental disclosure of cash flow information:
  Cash paid during the period for interest........................................   $  1,177,588     2,605,637
                                                                                    --------------  ------------
                                                                                    --------------  ------------

See accompanying notes to financial statements.

EMBASSY SUITES PHILADELPHIA
NOTES TO FINANCIAL STATEMENTS
JUNE 30,1997 (UNAUDITED) AND DECEMBER 31, 1996

(1) ORGANIZATION

    The Embassy Suites Philadelphia ("the Hotel") is located in downtown Philadelphia, Pennsylvania. The Hotel commenced operations in May of 1993 and has 288 suites. The Hotel offers dining, meeting and banquet and recreational facilities. The Hotel's business is generated from both business travelers and tourists due to its proximity to the Pennsylvania convention center and numerous tourist attractions.

    The Hotel is owned by BA Parkway Associates II, a general partnership. BA Parkway Associates II was ultimately owned by Bell Atlantic Investments, Inc. until April 30, 1997, when AAP Hotel Co. and LFREI Sub One, Inc., affiliates of Atlantic American Properties, purchased the partnership interests.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

    The accounts of the Hotel are included in the financial records of BA Parkway Associates II. The accompanying financial statements include the accounts of the Hotel only, as if it was a separate legal entity, and have been prepared using the accrual basis of accounting.

CASH AND CASH EQUIVALENTS

    The Hotel considers all highly liquid instruments with an original maturity date of three months or less to be cash equivalents.

INVENTORY

    Inventory, consisting primarily of linens and various other items, is stated at cost, using the first-in, first-out ("FIFO") method.

PROPERTY AND EQUIPMENT

    Property and equipment are recorded at cost. The carrying value of the Hotel was adjusted upon the purchase of the partnership interests by Atlantic American Properties (see Note 1) to the purchase price of $33,000,000.

    Depreciation is computed on the building using the straight-line method over its useful life of 40 years. Furniture, fixtures and equipment are depreciated using the straight-line method over 10 years.

    Management periodically evaluates potential permanent impairment of the net carrying value of the Hotel. If the net carrying value of the Hotel exceeds its fair value, the excess is charged to operations. No impairment losses were recorded in 1997 or 1996.

BAD DEBT EXPENSE

    Bad debt expense is accounted for using the allowance method. Management reviews the aging of accounts receivable and other current information on debtors to establish an allowance for doubtful accounts. Write offs occur when management deems a receivable uncollectible.

REVENUE

    Revenue is earned through the operations of the Hotel and recognized when earned.

INCOME TAXES

    The financial statements contain no provision for federal income taxes as the Hotel is owned by a partnership and, therefore, all of the partnership's income, losses, deductions, and credits for tax purposes are reported on the income tax returns of the partners.

USE OF ESTIMATES

    Management has made a number of estimates and assumptions relating to the reporting of assets and liabilities and revenues and expenses and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3) RELATED-PARTY TRANSACTIONS

    Certain subsidiaries of Bell Atlantic Investments, Inc. advanced amounts to the Hotel. The Hotel was charged interest at an effective rate of 10.4 percent on the advances. The advances had no stated maturity date. The outstanding balance of these advances was $24,939,117 at December 31, 1996. These advances were repaid upon the purchase of the partnership interests on April 30, 1997. Interest charged to the Hotel on these advances was $863,485 (unaudited) for the six months ended June 30, 1997 and $2,605,637 in 1996.

    Subsequent to April 30, 1997, an affiliate of Atlantic American Properties advanced amounts to the Hotel. These advances did not bear interest. These advances amounted to $559,288 (unaudited) at June 30, 1997.

    Room revenue earned through related parties was approximately $313,000 (unaudited) for the six months ended June 30, 1997 and approximately $762,000 in 1996.

(4) NOTE PAYABLE TO THIRD PARTY

    BA Parkway Associates II entered into a $23,000,000 promissory note with Goldman Sachs Mortgage Company on April 30, 1997. The note bears interest at the one-month London Interbank Offered Rate plus 175 basis points and has a maturity date of April 30, 1998. Interest incurred on this note was $314,103 (unaudited) for the six months ended June 30, 1997. The note is secured by the Hotel and related assets.

(5) COMMITMENTS

    For the six months ended June 30, 1997 and the year ended December 31, 1996, the Hotel earned rental income of $225,000 (unaudited) and $450,000 respectively, under a non-cancelable operating lease with a tenant that maintains a restaurant on the premises. The lease, which expires in May 2000, provides for minimum rent and requires the tenant to pay its pro rata share of certain building operating expenses, as defined in the lease.

    Future minimum lease payments under the non-cancelable operating lease as of December 31, 1996 is as follows:

1997............................................................  $ 450,000
1998............................................................    450,000
1999............................................................    450,000
2000............................................................    187,500
                                                                  ---------
Total future minimum lease payments.............................  $1,537,500
                                                                  ---------
                                                                  ---------

(6) SUBSEQUENT EVENT

    On August 12, 1997, the partnership interests in BA Parkway Associates II were purchased by certain affiliates of CapStar Hotel Company for $33,600,000. Concurrent with the purchase, the note payable to third party was repaid.